UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — October 31, 2025

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-646-4100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

    On November 6, 2025, Plains All American Pipeline, L.P. (“PAA” or the “Registrant”) filed a Current Report on Form 8-K (the “Original Filing”) to report that on October 31, 2025, pursuant to that certain definitive Purchase and Sale Agreement (the “PSA”) entered into on August 30, 2025 by and among a wholly-owned subsidiary (the “Buyer”) of PAA, and subsidiaries of Diamondback Energy, Inc. and Kinetik Holdings Inc. (collectively, the “Sellers”), Buyer completed the purchase from Sellers of an aggregate 55% non-operated equity interest in EPIC Crude Holdings, LP (“EPIC Crude Holdings”), the entity that owns and operates the EPIC Crude Oil Pipeline (the “EPIC Pipeline”), and an aggregate 55% of the membership interests in EPIC Crude Holdings GP, LLC (“EPIC GP”), the general partner of EPIC Crude Holdings (the “EPIC 55% Transaction”).

Effective November 1, 2025, in a separate transaction from the EPIC 55% Transaction, Buyer also completed the purchase of the remaining 45% equity interest in EPIC Crude Holdings and the remaining 45% of the membership interests in EPIC GP from a subsidiary of Ares Management LLC (the “Ares Seller”) pursuant to that certain definitive Equity Purchase Agreement among Buyer and the Ares Seller (the “EPIC 45% Transaction,” and, together with the EPIC 55% Transaction, the “Transactions”).

    As a result of the Transactions, PAA now indirectly owns 100% of the equity interests in EPIC Crude Holdings and 100% of the membership interests in EPIC GP and will serve as operator of record of the EPIC Pipeline.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Filing to provide the financial statements of EPIC Crude Holdings, LP and the pro forma financial information of PAA required by Items 9.01(a) and 9.01(b) of Form 8-K. No other modifications to the Original Filing are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.
    (a) Financial Statements of Business or Funds Acquired.

The audited consolidated financial statements of EPIC Crude Holdings, LP and Subsidiaries as of and for the years ended December 31, 2024 and 2023, including notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of EPIC Crude Holdings, LP and Subsidiaries as of and for the nine months ended September 30, 2025 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of PAA as of September 30, 2025 and the unaudited pro forma condensed statement of combined continuing operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024, and the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

    (d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Audited consolidated financial statements of EPIC Crude Holdings, LP and Subsidiaries as of and for the years ended December 31, 2024 and 2023, including notes thereto.
99.2	Unaudited consolidated financial statements of EPIC Crude Holdings, LP and Subsidiaries as of and for the nine months ended September 30, 2025.
99.3
Unaudited pro forma condensed combined balance sheet of Plains All American Pipeline, L.P. as of September 30, 2025 and unaudited pro forma condensed statement of combined continuing operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024, including notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

Date: January 15, 2026	By:	/s/ Chris Herbold
		Name:	Chris Herbold
		Title:	Senior Vice President, Finance and Chief Accounting Officer

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